VANGUARD
NEW YORK INSURED
TAX-FREE FUND

Annual Report
November 30, 1996

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

[PHOTO]

VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C. Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

 THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.

                                    CONTENTS
                                  A Message To
                                Our Shareholders

                                       1

                                  The Markets
                                 In Perspective

                                       4

                                  Report From
                                  The Adviser

                                       6

                                   Portfolio
                                    Profile

                                       8

                                  Performance
                                    Summary

                                       10

                                   Financial
                                   Statements

                                       11

                                   Report Of
                                  Independent
                                  Accountants

                                       22

                                  Trustees And
                                    Officers

                               INSIDE BACK COVER

[PHOTO]

John C. Bogle

[PHOTO]

John J. Brennan


DEAR SHAREHOLDER,

          The 1996 fiscal year for Vanguard New York Insured Tax-Free Fund, which ended on November 30, proved notable for one important reason: Relative stability returned to the municipal bond market for the first time in the past four years.

     Interest rates fluctuated in a fairly narrow range during the year--responding to marked shifts in investor sentiment about the strength of the U.S. economy and the specter of inflation--but on balance the yield on long-term U.S. Treasury bonds increased only slightly and the yield available on long-term tax-exempt bonds was essentially unchanged. In this calmer environment, the return of our Fund exceeded the results of its competitive fund group (+5.8% versus +4.6%). The table at right presents the Fund's twelve-month return as well as its income and capital components.

     The total return (capital change plus reinvested dividends) of the Fund is based on a change in net asset value from $11.01 per share on November 30, 1995, to $10.99 per share on November 30, 1996, adjusted for dividends totaling $0.569 per share from net investment income and a distribution of $.065 per share from net realized capital gains.

---------------------------------------------------------------------------------
                                                   INVESTMENT RETURNS
                                          FISCAL YEAR ENDED NOVEMBER 30, 1996
                                        -----------------------------------------
                                        INCOME           CAPITAL            TOTAL
---------------------------------------------------------------------------------
Vanguard New York
   Insured Tax-Free Fund                 +5.4%             +0.4%            +5.8%
---------------------------------------------------------------------------------


FISCAL 1996 PERFORMANCE OVERVIEW

In the taxable bond market, yields experienced some interim variability, but ended the period just a bit higher than their beginning levels. Yields on municipal bonds remained unchanged on balance at 5.7%, as investor concerns about the prospect of a "flat tax" all but disappeared.

     This environment of relative stability contrasted starkly with the three previous years. During 1993, interest rates tumbled and bond prices surged, only to reverse themselves in the rapidly rising interest rate environment of 1994. But in 1995, a remarkable about-face in the course of interest rates sent bond prices soaring once again. The lesson is clear: While bond (and bond fund) prices can fluctuate sharply over short periods, these price swings tend to be offsetting over longer periods.

     During fiscal 1996, when most municipal bond funds essentially earned their coupons, the +5.8% annual total return for the New York Insured Tax-Free Fund was significantly ahead of the +4.6% annual return for the average New York insured municipal bond fund, but a hair behind the +5.9% return of the Lehman Municipal Bond Index. This national Index is a tough standard for all state tax-free funds, existing, as it does, only on paper, outside the "real world" in which operating expenses and transaction costs are very much in evidence.

     For New York residents, the income earned by our Fund is exempt from state, local, and federal income taxes. Given these tax advantages, investors in the New York Insured Tax-Free Fund who are taxed at the highest federal and state marginal tax rates can earn

68% more after-tax income than they could in a comparable long-term taxable bond fund. Put another way, for New York investors, a yield of 5.7% on a tax-exempt long-term portfolio would be the equivalent of a 10.7% taxable yield. The table at left presents a general comparison of the annual income earned on tax-exempt and taxable securities as of November 30, 1996, assuming a $100,000 investment.

     Please note that this example ignores two important quality distinctions between state-specific municipal bond funds and U.S. Treasury bond funds: (1) U.S. Treasury bond funds hold solely Treasury securities, which are backed by the full faith and credit of the U.S. government; and (2) state-specific municipal bond funds incur a significant risk by concentrating their assets in securities from a particular economic region. For Vanguard New York Insured Tax-Free Fund, these added risks are substantially mitigated by private insurance, which, in effect, guarantees the full payment of annual income and the return of principal at maturity for the municipal bonds we hold.


-----------------------------------------------------------------
                                   ILLUSTRATION OF INCOME ON A
                                 HYPOTHETICAL $100,000 INVESTMENT
-----------------------------------------------------------------
Taxable gross income                           $6,400
Less taxes (46.7%)                             (3,000)
Net after-tax income                            3,400
-----------------------------------------------------------------
Tax-exempt income                              $5,700
-----------------------------------------------------------------
Tax-exempt income advantage                    $2,300
-----------------------------------------------------------------
Percentage advantage                              68%
-----------------------------------------------------------------

Illustration assumes current yields (as of November 30, 1996) of 6.4% for long-term U.S. Treasury bonds and 5.7% for long-term municipals. Tax adjustment assumes federal tax rate of 39.6% and the top state tax rate of 7.1%; local taxes not considered. The illustration is not intended to represent future results.

LONG-TERM PERFORMANCE OVERVIEW

The accompanying table compares the longer-term performance of our Fund with that of its mutual fund peer group. It also illustrates the "Vanguard Advantage"--the performance edge our Fund provided over its competitive standard.

       Our expense ratio advantage over our typical competitor plays a key role in our performance advantage. Our Fund maintains an expense ratio (expenses as a percentage of average net assets) of 0.20%, compared with the 1.01% charged by the average long-term state tax-free fund. This benefit over our competitors has been available to our shareholders year after year with no sacrifice in credit quality, and we expect it to continue. Our investment adviser, Vanguard Fixed Income Group, also plays a key role in our success, managing the Fund ably and maintaining a level of investment quality that is, in our judgment, second to none in the field.

-----------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURNS
                                10 YEARS ENDED NOVEMBER 30, 1996
                                ---------------------------------
                                            AVERAGE
                                VANGUARD  COMPETITIVE    VANGUARD
                                  FUND       FUND       ADVANTAGE
-----------------------------------------------------------------
Vanguard New York
   Insured Tax-Free Fund          +7.4%      +7.0%        +0.4%
-----------------------------------------------------------------

IN SUMMARY

The past four years have illustrated the range of market environments that bond fund investors may enjoy--or be forced to endure. Which of these environments is normal for municipal bonds? The answer is probably: all of the above. In the years ahead, there are sure to be more sharp rises in interest rates, more sustained declines, and more years of relative tranquility. Indeed, this is part and parcel of investing in bond funds. In the long run, however, the rate of interest income--"the coupon"--will be the dominant source of our returns.

     Whatever the year-to-year turbulence of the bond market, Vanguard New York Insured Tax-Free Fund will do what it has always done: continue our focus on providing returns that exceed those of competitive norms, even as we maintain the highest standards of credit quality. As part of a long-term investment program that includes stock funds, bond funds, and money market funds, the New York Insured Tax-Free Fund should prove rewarding to investors.


/s/ John C. Bogle                                         /s/ John J. Brennan

Chairman of the Board                                     President

December 18, 1996

THE MARKETS IN PERSPECTIVE: FISCAL YEAR ENDED NOVEMBER 30, 1996

[PHOTO]

U.S. EQUITY MARKETS

Few investors would have expected the stock market over the past 12 months to come close to matching the 37.0% return of the prior 12. Yet when the past two fiscal years are considered cumulatively, the Standard & Poor's 500 Composite Stock Price Index has risen 75.1%. Not surprisingly, many of the factors that drove the market higher in 1995 were also in place this year. Once again, steady economic growth and low inflation were powerful motivators.

     The equity markets were decidedly "un-equitable," however, when it came to size and sectors. Companies with larger market values, such as those that dominate the S&P 500 Index, prevailed. In fact, even within the Index, it was the largest companies that turned in the best performance. The 50 biggest companies in the S&P 500 Index (which account for roughly half its market value) gained 31.8% in the fiscal year ended November 30, compared with an increase of 27.9% for the entire Index. Looking at the S&P 500 Index's performance by sector, financial stocks were strongest, closing the year with a 41.9% gain. Technology stocks were a close second, gaining 39.3%. Utilities, plagued early in the year by higher interest rates and a rapidly changing competitive landscape, eked out a 4.4% return, the lowest within the Index.

     With the largest companies performing so well, it was difficult for smaller issues to keep pace. This was evidenced in the considerable difference between the 27.9% return of the S&P 500 Index and the 16.5% return of the Russell 2000 Small Stock Index. Even for the smaller companies, there was a significant range of performance among sectors. Energy stocks led the Russell 2000 Index with a 77.0% gain for the year. Here, rising prices, limited exposure to the cyclical refining business, and a reduced number of competitors created a favorable environment for the stocks. At the other end of the spectrum were health-care stocks, which showed a loss of -0.4%.

-----------------------------------------------------------------------------
                                              AVERAGE ANNUALIZED RETURNS
                                           PERIODS ENDED NOVEMBER 30, 1996
                                          -----------------------------------
                                          1 YEAR        3 YEARS      5 YEARS
-----------------------------------------------------------------------------
Equity
   S&P 500 Index                            27.9%        21.0%         18.2%
   Russell 2000 Index                       16.5         14.0          16.8
   MSCI-EAFE Index                          12.1         11.7           9.9
-----------------------------------------------------------------------------
Fixed-Income
   Lehman Aggregate Bond Index               6.1%         6.5%          7.9%
   Lehman 10-Year Municipal
     Bond Index                              5.7          6.2           8.0
   Salomon 90-Day U.S. Treasury Bills        5.3          5.0           4.4
-----------------------------------------------------------------------------
Other
   Consumer Price Index                      3.2%         2.8%          2.9%
-----------------------------------------------------------------------------


U.S. FIXED-INCOME MARKETS

As the fiscal year ended, the 30-year U.S. Treasury yield of 6.4% was modestly higher than its 6.1% level on November 30, 1995. The relatively small difference in these figures belies the turmoil endured by the fixed-income markets over the past 12 months.

     When the fiscal year began, "Steady as she goes" was the common wisdom. Modest economic growth and benign inflation were expected to continue, giving the Federal Re-serve no reason to move interest rates higher. That complacency was shattered by an exceptionally strong February jobs report, the first of what turned out to be a succession of signs that in fact the economy was growing at a much faster--and potentially inflation-inducing--pace. The bond market reacted swiftly to compensate for the perceived risk: The 30-year Treasury yield jumped from just below 6.0% in late December to 6.7% in late March. The next several months saw a consistent pattern in which bond yields rose on the Friday of the jobs-report release only to fall back by the middle of the month. In reality, there was little bite to the bark. Inflation, as measured by the Consumer Price Index, remained near an annualized rate of 3.2%. And, as the fiscal year entered its final quarter, evidence once again pointed to more "acceptable" levels of growth. That--plus the market's satisfaction with the national election results and prospects for budget action--helped bonds finish the fiscal year with a strong rally.

     The rally enabled the longer-maturity sectors of the market to overcome performance deficits and finish the year with positive returns. Although the specter of the Federal Reserve Board loomed large during the year, in fact the Board acted only twice, lowering the federal funds rate by a total of 0.5%.

     Corporate bonds, mortgage-backed issues, and municipals were three relatively bright spots over the past year. The strength in earnings that benefited stock prices extended to the corporate bond sector as well. These bonds, especially those of lower credit quality, performed well relative to Treasuries as there appeared to be little risk of skipped interest payments or bankruptcy against the good earnings backdrop. The stable-to-rising interest-rate environment throughout most of the year benefited another large segment of the bond market--mortgages--as the threat of refinancings receded. Finally, municipal bonds outpaced their U.S. Treasury counterparts. The sector was shielded to a certain extent from the inflation wars of the Treasury market, and demand outstripped supply for much of the year.

INTERNATIONAL EQUITY MARKETS

Concern about U.S. Federal Reserve Board policy appeared to drive global markets as much as it did those in the United States. In aggregate, the markets rose 17.0%, as measured by the Morgan Stanley Capital International-Europe, ustralasia, Far East Index. A stronger dollar reduced this return to 12.1% for U.S.-based investors.

     Regionally, Europe's 22.9% return overshadowed the 1.4% generated by the Pacific Basin. Europe's major markets continued to work toward the economic targets that must be attained by 1999 under the Maastricht Treaty. This ongoing, albeit bumpy, effort kept the continent's economic growth modest and gave investors confidence. The Pacific region, of course, was dominated by the influence of the Japanese market. Despite evidence of a strengthening economy early in the year, Japan's market was shadowed by lingering problems in the banking and real estate sectors and by tepid interest on the part of Japanese investors. The dollar's appreciation against the yen had a significant impact on returns, turning the year's 7.1% gain in yen into a -4.5% loss in dollars. In contrast, the returns for a number of other countries in the region were quite strong: for example, Hong Kong, 38.2%, and Malaysia, 31.8% (in U.S. dollars).

REPORT FROM THE ADVISER

[PHOTO]

      Yields on tax-exempt securities decreased slightly while yields on short-term securities ended virtually unchanged in the 12 months ended November 30, 1996, the fiscal year for Vanguard New York Insured Tax-Free Fund.

        Over the 12 months, the yield on high-grade, long-term municipal bonds declined by 8 basis points, or 0.08 percentage point, from 5.74% to 5.66%. By way of comparison, the yield on the benchmark 30-year U.S. Treasury bond increased by 22 basis points, from 6.13% to 6.35%. However, these relatively small changes obscure the volatility in both markets during the course of the year.

     During the first half, reports of a solid increase in economic activity and robust employment gains fanned fears of inflation. In reaction, by June the fixed-income market had driven up the yields on the 30-year Treasury bond and on long-term, high-grade municipal bonds to 7.19% and 6.22%, respectively. But as the economy cooled from its earlier torrid pace, investors grew more confident that the Federal Reserve Board would not have to tighten monetary policy, and yields fell back nearly to their levels at the start of the year.

"FLAT-TAX" TRAUMA

For municipal bonds, the issue of tax reform grew in importance in early 1996. Various flat-tax proposals either directly or indirectly threatened the tax-exempt privilege of municipal securities. In its basic form, a flat tax would reduce the current hierarchy of income-tax rates to only one lower level for all earned income. Unearned income (interest, dividends, and capital gains) would not be taxed at all. Since all interest would be exempt from federal income tax, municipal bond interest payments would no longer offer a special tax benefit. Early in the fiscal year, concern about such proposals caused the prices of municipal bonds to fall relative to those of taxable bonds, enabling municipal investors to purchase high-grade, tax-exempt bonds with attractive yields--as high as 94% of comparable U.S. Treasury obligations.

     However, as a campaign issue, the complete overhaul of the federal tax system bombed by early summer. The flat tax suffered a peaceful demise upon the nomination of Bob Dole and was effectively buried with the reelection of President Clinton. By the end of the year, with the flat-tax trauma a thing of the past, the ratio of tax-exempt yields to taxable yields fell to 89%. The relative outperformance of municipals came despite an increase late in the year in the supply of new tax-exempt bond issues, which raised the tax-exempt/taxable yield ratio from a low of 84% in August.

THE EXPENSE RATIO ADVANTAGE

For 1996, Vanguard New York Insured Tax-Free Fund provided a positive rate of return, roughly commensurate with the dividends derived from interest income on the Fund. Because market yields changed only slightly over the year, income was the dominant component of total

INVESTMENT PHILOSOPHY

The Fund reflects a belief that a high level of current income exempt from federal and New York state income taxes can be achieved by investing primarily in long-term insured bonds issued by state, county, and municipal governments in New York.

return. In this environment, Vanguard's low expense ratio provided a powerful advantage in maximizing the tax-exempt return to shareholders. The lower expense ratio allows more investment income to flow directly to shareholders, which translates into higher Fund returns. Over time, this has the powerful and enduring effect of contributing to superior performance.

     Looking ahead, we believe that the tax-exempt investment arena will continue to provide above-average value to shareholders who seek a high-quality investment with durable and attractive after-tax returns. This is especially true for our State Tax-Free Portfolios, which offer the extra benefit of income that is exempt from state, as well as federal, taxes.

Ian A. MacKinnon, Senior Vice President
Pamela W. Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Vanguard Fixed Income Group

December 16, 1996

PORTFOLIO PROFILE: NEW YORK INSURED TAX-FREE FUND
NOVEMBER 30, 1996

This Profile provides a snapshot of the Fund's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
-----------------------------------------
Number of Issues                      213
Yield                                5.0%
Yield to Maturity*                   5.0%
Average Coupon                       5.6%
Average Maturity               11.2 years
Average Quality                       Aaa
Average Duration                7.3 years
Expense Ratio                       0.20%

*After expenses.


VOLATILITY MEASURES
-----------------------------------------
                NEW YORK INSURED   LEHMAN
                   TAX-FREE FUND   INDEX*
-----------------------------------------
R-Squared                   0.97     1.00
Beta                        1.12     1.00

*Lehman Municipal Bond Index.


DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------
Under 1 Year                         7.8%
1-5 Years                           11.9
5-10 Years                          30.5
10-20 Years                         36.6
20-30 Years                         13.2
Over 30 Years                         --
-----------------------------------------
Total                              100.0%

INVESTMENT FOCUS
-----------------------------------------
[FIGURE]


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Aaa                                       98.9%
Aa                                         1.1
A                                           --
Baa                                         --
Ba                                          --
B                                           --
Not Rated                                   --
-----------------------------------------------
Total                                    100.0%

[PHOTO]

AVERAGE COUPON. The average interest rate, expressed as a percentage of face value, paid on the securities held by a portfolio.

AVERAGE DURATION. An estimate of how much a portfolio's share price will fluctuate in response to a change in interest rates. To estimate the price sensitivity of a portfolio, multiply its duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by the portfolio reach maturity and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the credit ratings assigned to the portfolio's securities holdings by credit-rating agencies. Agencies assign credit ratings after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa indicating the most creditworthy bond issuers.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the fluctuations in the overall market (or appropriate market index). The market, or index, has a beta of 1.00, so a portfolio with a beta of
1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

DISTRIBUTION BY CREDIT QUALITY. An indicator of the risk of default or other credit problems on securities held by the portfolio.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors. The average expense ratio in 1995 for state tax-free bond funds was 1.01%; for state tax-free money market funds, the figure was 0.59%.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of a portfolio's net asset value, is based on income earned by the portfolio over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PERFORMANCE SUMMARY: NEW YORK INSURED TAX-FREE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.

TOTAL INVESTMENT RETURNS: 4/7/86-11/30/96
----------------------------------------------------
          NEW YORK INSURED TAX-FREE FUND     LEHMAN*
FISCAL     CAPITAL     INCOME      TOTAL       TOTAL
YEAR        RETURN     RETURN     RETURN      RETURN
----------------------------------------------------
1986          0.8%      4.3%        5.1%        5.0%
1987        -12.0       6.2        -5.8        -0.2
1988          4.4       7.2        11.6        10.6
1989          5.1       7.2        12.3        11.0
1990         -0.7       6.7         6.0         7.7
1991          3.9       7.0        10.9        10.3
1992          4.1%      6.5%       10.6%       10.0%
1993          6.4       6.0        12.4        11.1
1994        -11.5       5.1        -6.4        -5.2
1995         13.5       6.4        19.9        18.9
1996          0.4       5.4         5.8         5.9
----------------------------------------------------

*Lehman Municipal Bond Index.

See Financial Highlights table on page 19 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: 11/30/86-11/30/96
-------------------------------------------
   1986    11    10000     10000      10000
   1987    02    10256     10298      10332
   1987    05     9224      9429       9662
   1987    08     9569      9787      10069
   1987    11     9418      9611       9987
   1988    02    10128     10283      10603
   1988    05     9893     10124      10529
   1988    08    10196     10376      10762
   1988    11    10513     10674      11048
   1989    02    10805     10863      11262
   1989    05    11371     11340      11741
   1989    08    11465     11500      11944
   1989    11    11802     11722      12265
   1990    02    11824     11797      12417
   1990    05    11981     11919      12600
   1990    08    11974     12028      12711
   1990    11    12510     12386      13209
   1991    02    12845     12674      13561
   1991    05    13198     13021      13870
   1991    08    13555     13369      14210
   1991    11    13870     13657      14565
   1992    02    14256     14013      14916
   1992    05    14606     14338      15231
   1992    08    15144     14849      15796
   1992    11    15345     15028      16025
   1993    02    16493     15981      16969
   1993    05    16612     16091      17054
   1993    08    17209     16708      17723
   1993    11    17251     16768      17801
   1994    02    17323     16833      18084
   1994    05    16972     16395      17648
   1994    08    17160     16564      17754
   1994    11    16153     15511      16870
   1995    02    17788     16980      18250
   1995    05    18497     17708      19071
   1995    08    18610     17777      19325
   1995    11    19367     18784      20057
   1996    02    19591     18932      20266
   1996    05    19203     18491      19943
   1996    08    19571     18843      20338
   1996    11    20506     19650      21220
-------------------------------------------

----------------------------------------------------------------------------------------------
                                        AVERAGE ANNUAL TOTAL RETURNS
                                      PERIODS ENDED NOVEMBER 30, 1996
                                     ---------------------------------       FINAL VALUE OF A
                                        1 YEAR    5 YEARS   10 YEARS        $10,000 INVESTMENT
----------------------------------------------------------------------------------------------
NEW YORK INSURED TAX-FREE FUND          5.84%       8.12%      7.45%               $20,506
AVERAGE NEW YORK  INSURED
   MUNICIPAL FUND                       4.61        7.36       6.99                 19,650
LEHMAN MUNICIPAL BOND INDEX             5.88        7.84       7.81                 21,220
----------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 9/30/96*
---------------------------------------------------------------------------------------------------------
                                                                                   10 YEARS
                                     INCEPTION                        -----------------------------------
                                        DATE    1 YEAR     5 YEARS    CAPITAL       INCOME          TOTAL
---------------------------------------------------------------------------------------------------------
New York Insured Tax-Free Fund         4/7/86    6.14%       7.61%      1.15%        6.39%          7.54%
---------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Fund's fiscal year end.

[PHOTO]

FINANCIAL STATEMENTS
NOVEMBER 30, 1996


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or non-insured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE        MARKET
                                                                                    MATURITY                 AMOUNT        VALUE*
NEW YORK INSURED TAX-FREE FUND                                            COUPON        DATE                  (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.8%)
---------------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (84.2%)
Albany County NY GO                                                        5.00%     10/1/05  (3)          $  2,000      $  2,057
Albany County NY GO                                                        5.00%     10/1/06  (3)             3,150         3,224
Albany County NY GO                                                        5.00%     10/1/12  (3)             4,400         4,319
Albany County NY GO                                                        7.00%     1/15/05  (2)             1,250         1,361
Albany NY Muni. Water Finance Auth.                                        7.50%     12/1/17  (1)             2,080         2,249
Battery Park City NY Auth.                                                 5.50%     11/1/26  (2)            11,750        11,630
Broome County NY Public Safety Fac. Project                                5.25%      4/1/15  (1)             3,000         2,941
Buffalo & Erie NY Toll Bridge Auth.                                        6.00%      1/1/15  (1)             4,500         4,725
Buffalo NY General Improvement                                             6.75%      3/1/06  (1)             1,815         1,998
Buffalo NY General Improvement                                             6.75%      3/1/07  (1)               390           429
Buffalo NY General Improvement                                             6.75%      3/1/09  (1)               410           451
Buffalo NY General Improvement                                             6.75%      3/1/10  (1)               380           418
Buffalo NY General Improvement                                             6.75%      3/1/11  (1)               385           424
Buffalo NY Muni. Water Finance Auth.                                       5.75%      7/1/19  (4)             8,500         8,597
Buffalo NY Sewer Auth. System Rev.                                         5.00%      7/1/12  (3)             3,675         3,536
Buffalo NY Sewer Auth. System Rev.                                         5.25%      7/1/08  (3)             3,500         3,543
Duchess County NY Resource Recovery Solid Waste System                     7.50%      1/1/09  (3)             2,000         2,204
Erie County NY GO                                                          6.10%     1/15/06  (3)             1,865         2,059
Erie County NY GO                                                         6.125%     1/15/07  (3)             1,660         1,846
Erie County NY GO                                                         6.125%     1/15/09  (3)               735           814
Erie County NY GO                                                         6.125%     1/15/10  (3)               735           812
Erie County NY GO                                                         6.125%     1/15/11  (3)               735           812
Erie County NY GO                                                         6.125%     1/15/12  (3)               735           811
Erie County NY Water Auth. Rev.                                            0.00%     12/1/05  (2)             3,000         1,971
Erie County NY Water Auth. Rev.                                            0.00%     12/1/06  (2)             6,915         4,290
Erie County NY Water Auth. Rev.                                            5.00%     12/1/04  (2)             5,920         6,101
Erie County NY Water Auth. Rev.                                            6.00%     12/1/08  (2)             1,600         1,732
Erie County NY Water Auth. Rev. VRDO                                       3.35%     12/4/96  (2)             5,800         5,800
Town of Hempstead NY GO                                                    5.50%      8/1/11  (3)             2,450         2,503

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE        MARKET
                                                                                    MATURITY                 AMOUNT        VALUE*
NEW YORK INSURED TAX-FREE FUND                                            COUPON        DATE                  (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
Town of Hempstead NY GO                                                   5.625%      2/1/11  (3)          $    890      $    920
Town of Hempstead NY GO                                                   5.625%      2/1/12  (3)             1,490         1,534
Town of Hempstead NY GO                                                   5.625%      2/1/13  (3)             1,170         1,200
Huntington NY GO                                                           5.50%      4/1/13  (3)             3,400         3,438
Huntington NY GO                                                           6.70%      2/1/10  (3)               375           435
Huntington NY GO                                                           6.70%      2/1/11  (3)               310           360
City of Jamestown NY GO                                                    7.50%     5/15/02  (2)               110           127
City of Jamestown NY GO                                                    7.50%     5/15/06  (2)               250           302
Metropolitan Transit Auth. of New York (Commuter Fac. Rev.)                5.50%      7/1/17  (1)             2,500         2,467
Metropolitan Transit Auth. of New York (Commuter Fac. Rev.)               5.625%      7/1/15  (4)             5,000         4,997
Metropolitan Transit Auth. of New York (Commuter Fac. Rev.)                6.10%      7/1/09  (1)             6,035         6,664
Metropolitan Transit Auth. of New York (Commuter Fac. Rev.)                6.25%      7/1/22  (1)             3,000         3,180
Metropolitan Transit Auth. of New York (Dedicated Petroleum Tax)           5.25%      4/1/26  (1)             6,000         5,825
Metropolitan Transit Auth. of New York (Dedicated Petroleum Tax)           6.00%      4/1/20  (1)            25,000        27,220
Metropolitan Transit Auth. of New York (Transp. Fac. Rev.)                 5.40%      7/1/07  (3)            12,000        12,634
Metropolitan Transit Auth. of New York (Transp. Fac. Rev.)                 6.00%      7/1/11  (2)             2,000         2,047
Metropolitan Transit Auth. of New York (Transp. Fac. Rev.)                 6.10%      7/1/26  (4)            13,425        14,202
Metropolitan Transit Auth. of New York (Transp. Fac. Rev.)                 7.00%      7/1/09  (2)            19,050        22,715
Monroe County NY GO (Rochester Water Dist.)                                5.60%      6/1/04  (3)             1,235         1,320
Monroe County NY GO (Rochester Water Dist.)                                5.70%      6/1/05  (3)             1,350         1,454
Monroe County NY GO (Rochester Water Dist.)                                5.80%      6/1/06  (3)             1,340         1,452
Monroe County NY GO (Rochester Water Dist.)                                5.90%      2/1/07  (3)               550           601
Montgomery, Ostego, Scholoharie Counties NY Solid Waste                    5.25%      1/1/14  (1)             1,640         1,618
Mount Sinai NY Union Free School Dist.                                     6.20%     2/15/14  (2)             1,050         1,171
Mount Sinai NY Union Free School Dist.                                     6.20%     2/15/15  (2)               540           601
Nassau County NY Combined Sewer Dist. GO                                   4.70%     10/1/04  (3)             1,805         1,826
Nassau County NY Combined Sewer Dist. GO                                   4.80%     10/1/05  (3)             1,760         1,785
Nassau County NY Combined Sewer Dist. GO                                   4.90%     10/1/06  (3)             1,740         1,767
Nassau County NY Combined Sewer Dist. GO                                   5.00%     10/1/07  (3)             1,715         1,751
Nassau County NY Combined Sewer Dist. GO                                   5.00%     10/1/08  (3)             1,695         1,715
Nassau County NY Combined Sewer Dist. GO                                   5.00%      5/1/09  (3)             3,210         3,219
Nassau County NY Combined Sewer Dist. GO                                   5.00%      5/1/10  (3)             2,875         2,855
Nassau County NY Combined Sewer Dist. GO                                   5.00%      5/1/11  (3)             1,770         1,748
Nassau County NY Combined Sewer Dist. GO                                   5.00%      5/1/12  (3)             1,760         1,728
Nassau County NY Combined Sewer Dist. GO                                   5.35%      7/1/08  (1)             4,730         4,916
Nassau County NY Combined Sewer Dist. GO                                   5.35%     1/15/09  (1)             3,505         3,615
Nassau County NY Combined Sewer Dist. GO                                   5.35%      7/1/09  (1)             4,635         4,785
Nassau County NY Combined Sewer Dist. GO                                  5.875%      8/1/12  (3)               825           863
Nassau County NY Combined Sewer Dist. GO                                   6.20%     5/15/07  (1)               840           907
Nassau County NY Combined Sewer Dist. GO                                   6.20%     5/15/08  (1)               835           908
Nassau County NY Combined Sewer Dist. GO                                   6.25%     5/15/09  (1)               825           895
Nassau County NY Combined Sewer Dist. GO                                   6.25%     5/15/10  (1)               820           886
Nassau County NY GO                                                        5.00%     11/1/97  (3)             7,825         7,925
Nassau County NY GO                                                       5.125%      3/1/13  (2)             5,860         5,767
Nassau County NY GO                                                       5.125%      3/1/14  (2)             5,900         5,770
Nassau County NY GO                                                        5.50%     7/15/07  (1)             1,270         1,335
Nassau County NY GO                                                        5.50%     7/15/08  (1)             1,300         1,361
Nassau County NY GO                                                        5.50%     7/15/09  (1)             1,325         1,376
Nassau County NY GO                                                        5.50%     7/15/10  (1)             1,345         1,387
Nassau County NY GO                                                        5.50%     7/15/11  (1)             1,370         1,407
Nassau County NY GO                                                        5.70%      8/1/11  (3)             2,000         2,091
Nassau County NY GO                                                        5.75%      2/1/11  (1)             1,100         1,137
New York City NY Cultural Resources (Museum of Modern Art)                 5.40%      1/1/06  (2)               805           840
New York City NY Cultural Resources (Museum of Modern Art)                 5.40%      1/1/12  (2)             1,400         1,404
New York City NY Cultural Resources (Museum of Modern Art)                 5.50%      1/1/07  (2)               840           879
New York City NY GO                                                        5.75%      8/1/09  (3)             4,250         4,391
New York City NY GO                                                       6.625%      8/1/13  (1)               675           749
New York City NY GO                                                        6.95%     8/15/12  (1)             1,460         1,661
New York City NY GO                                                        7.10%      2/1/09  (1)             5,000         5,621
New York City NY GO VRDO                                                   4.05%     12/3/96  (1)               600           600
New York City NY Health & Hosp. Corp.                                     5.625%     2/15/13  (2)            23,400        23,589

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE        MARKET
                                                                                    MATURITY                 AMOUNT        VALUE*
                                                                          COUPON        DATE                  (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
New York City NY IDA (USTA Project)                                       6.375%    11/15/14  (4)           $ 2,000       $ 2,177
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                                                5.35%     6/15/13  (1)             5,300         5,175
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                                               5.875%     6/15/12  (2)            20,000        21,449
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                                               5.875%     6/15/13  (2)            20,000        21,393
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                                                8.75%     6/15/97  (5)(Prere.)     2,500         2,618
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. VRDO                                           4.10%     12/3/96  (3)             2,800         2,800
New York State Dormitory Auth. (City Univ. of New York)                    6.25%      7/1/19  (1)             4,485         4,754
New York State Dormitory Auth. (City Univ. of New York)                    7.00%      7/1/14  (3)            20,700        22,728
New York State Dormitory Auth. (Colgate Univ.)                             6.50%      7/1/01  (1)(Prere.)     1,350         1,498
New York State Dormitory Auth. (Fordham Univ.)                             5.50%      7/1/23  (3)            10,150        10,010
New York State Dormitory Auth. (Fordham Univ.)                             5.75%      7/1/15  (3)             1,500         1,525
New York State Dormitory Auth. (Fordham Univ.)                             7.20%      7/1/15  (2)               710           784
New York State Dormitory Auth. (Foundling Charities Corp.)                 6.50%      7/1/12  (1)             6,530         6,733
New York State Dormitory Auth. (Iona College)                              5.25%      7/1/08  (1)             1,000         1,018
New York State Dormitory Auth. (Iona College)                              5.35%      7/1/09  (1)             1,000         1,016
New York State Dormitory Auth. (Iona College)                             7.625%      7/1/98  (1)             5,000         5,355
New York State Dormitory Auth. (Ithaca College)                            6.25%      7/1/21  (1)            10,000        10,562
New York State Dormitory Auth. (Mt. Sinai School of Medicine)              6.75%      7/1/15  (1)             7,245         8,016
New York State Dormitory Auth. (New York Public Library)                   0.00%      7/1/06  (1)               910           568
New York State Dormitory Auth. (New York Public Library)                   0.00%      7/1/07  (1)             1,000           588
New York State Dormitory Auth. (New York Public Library)                   0.00%      7/1/08  (1)               910           503
New York State Dormitory Auth. (New York Public Library)                   0.00%      7/1/09  (1)               910           472
New York State Dormitory Auth. (New York Public Library)                   0.00%      7/1/10  (1)               500           243
New York State Dormitory Auth. (New York Public Library)                   0.00%      7/1/11  (1)               500           228
New York State Dormitory Auth. (New York Univ.)                            6.00%      7/1/15  (3)            32,165        33,347
New York State Dormitory Auth. (Rensselaer Polytech. Institute)            6.50%      7/1/06  (3)             3,000         3,288
New York State Dormitory Auth. (School Dist.)                              6.00%      7/1/15  (3)             2,675         2,733
New York State Dormitory Auth. (Siena College)                             6.00%      7/1/11  (1)             1,500         1,565
New York State Dormitory Auth. (State Univ.)                               5.25%      7/1/14  (2)             1,000           986
New York State Dormitory Auth. (State Univ.)                               5.75%      7/1/07  (2)             2,250         2,405
New York State Dormitory Auth. (State Univ.)                               5.75%      7/1/08  (2)             3,335         3,550
New York State Dormitory Auth. (State Univ.)                               6.00%      7/1/09  (2)             1,590         1,729
New York State Dormitory Auth. (St. John's Univ.)                          5.60%      7/1/16  (1)             2,500         2,513
New York State Dormitory Auth. (St. John's Univ.)                          5.70%      7/1/26  (1)             9,230         9,347
New York State Dormitory Auth. (Union College)                             5.75%      7/1/10  (3)             1,800         1,860
New York State Energy Research & Dev. Auth. PCR
  (Niagara Mohawk)                                                        6.625%     10/1/13  (3)            10,000        11,052
New York State Medical Care Fac. Finance Agency                            8.00%     8/15/97  (7)(Prere.)     5,000         5,249
New York State Medical Care Fac. Finance Agency
  (Mental Health Services)                                                 5.50%     8/15/21  (3)             8,000         7,820
New York State Medical Care Fac. Finance Agency
  (Mental Health Services)                                                 6.00%     8/15/15  (1)            15,000        15,662
New York State Medical Care Fac. Finance Agency
  (Mental Health Services)                                                6.375%     8/15/10  (3)             6,100         6,583
New York State Medical Care Fac. Finance Agency
  (Mental Health Services)                                                 7.40%     8/15/07  (1)               890           961
New York State Medical Care Fac. Finance Agency
  (Sisters of Charity-Buffalo)                                            6.625%     11/1/18  (2)             5,500         6,032
New York State Thruway Auth. Rev.                                          5.00%      1/1/20  (1)             5,055         4,745
New York State Thruway Auth. Rev.                                          5.50%      1/1/23  (3)             6,800         6,680
New York State Thruway Auth. Rev.                                          6.00%      1/1/15  (3)            11,600        12,200
New York State Thruway Auth. Rev.                                          6.00%      1/1/25  (3)            14,250        14,919
New York State Thruway Auth. Rev. (Highway & Bridge Trust Fund)            5.30%      4/1/10  (1)             3,775         3,793
New York State Thruway Auth. Rev. (Highway & Bridge Trust Fund)            5.50%      4/1/15  (1)            12,480        12,479
New York State Thruway Auth. Rev. (Highway & Bridge Trust Fund)            5.80%      4/1/10  (2)            14,215        14,862
New York State Thruway Auth. Rev. (Highway & Bridge Trust Fund)            5.80%      4/1/11  (2)             8,635         8,996

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE        MARKET
                                                                                    MATURITY                 AMOUNT        VALUE*
NEW YORK INSURED TAX-FREE FUND                                            COUPON        DATE                  (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
New York State Thruway Auth. Rev. (Highway & Bridge Trust Fund)            6.00%      4/1/09  (3)           $ 5,000      $  5,350
New York State Urban Dev. Corp.                                           5.375%      1/1/12  (1)            21,375        21,409
Niagara Falls NY Bridge Comm.                                              5.25%     10/1/15  (3)             5,000         4,976
Niagara Falls NY Bridge Comm.                                              6.25%     10/1/20  (3)             8,685         9,756
Niagara Falls NY Bridge Comm.                                              6.25%     10/1/21  (3)             9,230        10,391
North Hempstead NY GO                                                      6.30%      4/1/08  (3)             2,055         2,316
North Hempstead NY GO                                                      6.40%      4/1/10  (3)             1,500         1,698
North Hempstead NY GO                                                      6.40%      4/1/11  (3)             2,075         2,351
North Hempstead NY Solid Waste Auth.                                       5.00%      2/1/12  (1)             3,370         3,269
Oyster Bay Public Improvement                                              5.40%     2/15/03  (1)             1,475         1,553
Oyster Bay Public Improvement                                              5.60%     2/15/05  (1)             1,000         1,068
Oyster Bay Public Improvement                                              5.70%     2/15/07  (1)               805           866
Oyster Bay Public Improvement                                              5.70%     2/15/09  (1)               980         1,043
Oyster Bay Public Improvement                                              5.70%     2/15/11  (1)               300           317
Rochester NY GO                                                            4.25%     9/15/97  (2)             6,730         6,769
Rochester NY GO                                                            5.70%     8/15/03  (2)             2,330         2,501
Rochester NY GO                                                            5.70%     8/15/04  (2)             2,180         2,347
Smithtown NY GO                                                            5.25%      4/1/06  (1)             1,000         1,038
Smithtown NY GO                                                            5.45%      4/1/08  (1)               400           412
Suffolk County NY GO                                                       4.50%      8/1/97  (2)             1,390        1,399
Suffolk County NY GO                                                       5.00%      4/1/06  (1)             2,255         2,296
Suffolk County NY GO                                                       5.00%     7/15/06  (3)             1,000         1,019
Suffolk County NY GO                                                       5.10%     7/15/07  (3)             1,280         1,297
Suffolk County NY GO                                                       5.20%     7/15/08  (3)             1,100         1,113
Suffolk County NY Water Auth.                                              5.10%      6/1/07  (1)             7,110         7,304
Suffolk County NY Water Auth.                                              5.25%      6/1/04  (2)(Prere.)    21,305        22,313
Suffolk County NY Water Auth.                                              5.25%      6/1/10  (2)(ETM)        3,790         3,750
Suffolk County NY Water Auth.                                              5.25%      6/1/11  (2)(ETM)        2,380         2,346
Suffolk County NY Water Auth.                                              5.25%      6/1/12  (2)(ETM)        4,290         4,196
Suffolk County NY Water Auth.                                              5.25%      6/1/17  (2)             1,695         1,695
Suffolk County NY Water Auth.                                              5.75%      6/1/02  (2)(Prere.)     1,100         1,192
Suffolk County NY Water Auth.                                              5.75%      6/1/13  (2)             7,340         7,515
Triborough Bridge & Tunnel Auth. NY                                        5.50%      1/1/17  (2)            18,485        18,241
City of Yonkers NY School Dist. GO                                        5.375%      8/1/97  (3)               685           693
City of Yonkers NY School Dist. GO                                         5.60%      8/1/09  (3)               565           587
City of Yonkers NY School Dist. GO                                         5.70%      8/1/10  (3)               545           567
City of Yonkers NY School Dist. GO                                         5.75%      8/1/11  (3)               500           521
City of Yonkers NY School Dist. GO                                         5.80%      8/1/12  (3)               500           521
OUTSIDE NEW YORK:
Puerto Rico Electric Power Auth. Rev.                                      6.50%      7/1/06  (1)            10,000        11,443
Puerto Rico Public Building Auth.                                          0.00%      7/1/03  (3)             4,000         2,995
                                                                                                                        ---------
                                                                                                                          807,602
                                                                                                                        ---------
PORTFOLIO INSURED (0.1%)
New York State Energy Research & Dev.
  (Niagara Mohawk Power Corp.)                                            8.875%     11/1/25                  1,100         1,118
                                                                                                                        ---------

SECONDARY MARKET INSURED (7.8%)
Municipal Assistance Corp. for New York City NY                            6.00%      7/1/08  (3)            22,350        23,348
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                                                5.00%     6/15/17  (3)             4,000         3,784
New York State Dormitory Auth. (City Univ.)                                5.75%      7/1/09  (3)             3,750         3,996
New York State Dormitory Auth. (City Univ.)                                5.75%      7/1/11  (3)             5,950         6,256
New York State Dormitory Auth. (Cornell Univ.)                             7.25%      7/1/12  (1)             1,175         1,300
New York State Dormitory Auth. (State Univ.)                               6.00%     5/15/17  (2)             5,600         5,717
New York State Medical Care Fac. Finance Agency
  (Mental Health Services)                                                5.375%     2/15/14  (1)             5,000         4,931
Port Auth. of New York & New Jersey                                        6.50%     1/15/26  (1)             1,500         1,621
Triborough Bridge & Tunnel Auth. NY                                        5.00%      1/1/17  (2)               105            99
Triborough Bridge & Tunnel Auth. NY                                        5.00%      1/1/17  (3)               395           374
Triborough Bridge & Tunnel Auth. NY                                        5.50%      1/1/19  (2)             4,000         3,944

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE        MARKET
                                                                                    MATURITY                 AMOUNT        VALUE*
                                                                          COUPON        DATE                  (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
Triborough Bridge & Tunnel Auth. NY                                        6.00%      1/1/12  (1)           $ 7,805      $  8,512
Triborough Bridge & Tunnel Auth. NY                                        6.75%      1/1/09  (2)             3,000         3,484
Triborough Bridge & Tunnel Auth. NY                                       6.875%      1/1/15  (3)             7,000         7,717
                                                                                                                           75,083

NON-INSURED (6.7%)
Duchess County NY BAN                                                      4.50%     7/31/97                  4,400         4,426
New York City NY Cultural Resources VRDO (Carnegie Hall)                   3.40%     12/4/96  LOC               600           600
New York City NY GO VRDO                                                   3.75%     12/4/96  LOC             4,400         4,400
New York City NY GO VRDO                                                   4.10%     12/3/96  LOC             1,500         1,500
New York Environmental Fac. Water PCR                                      5.55%     7/15/09                  2,000         2,080
New York Local Govt. Assistance Corp. VRDO                                 3.70%     12/4/96  LOC             5,000         5,000
New York State Dormitory Auth. (Columbia Univ.)                            5.75%      7/1/15                 11,965        12,175
New York State Power Auth.                                                 7.00%      1/1/09                  6,000         6,312
Onondaga County NY Public Improvements                                    5.875%     2/15/06                  1,580         1,712
Onondaga County NY Public Improvements                                    5.875%     2/15/08                  2,475         2,668
Port Auth. of New York & New Jersey VRDO                                   4.15%     12/3/96                  1,100         1,100
Port Washington NY Union Free School Dist. GO                             4.375%     6/26/97                  4,600         4,620
Port Washington NY Union Free School Dist. GO                              4.40%     6/26/97                  5,000         5,023
Roslyn NY Union Free School Dist. TAN                                      4.25%     6/26/97                  1,000         1,003
Westchester County NY GO                                                   6.70%     11/1/08                  3,250         3,812
Westchester County NY GO                                                   6.70%     11/1/09                  3,645         4,275
White Plains NY BAN                                                        4.25%     7/25/97                  1,335         1,341
OUTSIDE NEW YORK:
Puerto Rico Govt. Dev. Bank VRDO                                           3.20%     12/4/96  LOC             2,000         2,000
                                                                                                                           64,047
                                                                                                                        ---------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $888,677)                                                                                     947,850
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.2%)
---------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                       18,955
Liabilities                                                                                                                (7,506)
                                                                                                                           11,449
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------------------------
Applicable to 87,325,569 outstanding shares of beneficial interest
  (unlimited authorization--no par value)                                                                                $959,299
=================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                  $10.99
=================================================================================================================================

*See Note A in Notes to Financial Statements.
For explanations of abbreviations and other references, see page 16.

---------------------------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1996, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             AMOUNT           PER
                                                                                                              (000)         SHARE
---------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                            $897,091        $10.28
Undistributed Net Investment Income                                                                              --            --
Accumulated Net Realized Gains--Note E                                                                        2,889           .03
Unrealized Appreciation--Note F
  Investment Securities                                                                                      59,173           .68
   Futures Contracts                                                                                            146            --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                 $959,299        $10.99
=================================================================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (AMBAC Indemnity Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the Fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------------
                                                       NEW YORK INSURED TAX-FREE FUND
                                                         YEAR ENDED NOVEMBER 30, 1996
                                                                                (000)
--------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                                                   $48,990
                                                                            ----------
      Total Income                                                             48,990
                                                                            ----------
EXPENSES
   The Vanguard Group--Note B
      Investment Advisory Services                                                110
      Management and Administrative                                             1,420
      Marketing and Distribution                                                  196
   Insurance Expense                                                               16
   Custodian Fees                                                                  21
   Auditing Fees                                                                    7
   Shareholders' Reports                                                           35
   Annual Meeting and Proxy Costs                                                   6
   Trustees' Fees and Expenses                                                      3
                                                                            ----------
      Total Expenses                                                            1,814
      Expenses Paid Indirectly--Note C                                            (21)
                                                                            ----------
      Net Expenses                                                              1,793
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                          47,197
--------------------------------------------------------------------------------------
REALIZED NET GAIN
   Investment Securities Sold                                                   1,190
   Futures Contracts                                                            2,583
--------------------------------------------------------------------------------------
REALIZED NET GAIN                                                               3,773
--------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                          725
   Futures Contracts                                                              (20)
--------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                  705
--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $51,675
======================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. Because the Fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

----------------------------------------------------------------------------------------------------------
                                                                                    NEW YORK INSURED
                                                                                      TAX-FREE FUND
                                                                                 YEAR ENDED NOVEMBER 30,
                                                                            ------------------------------
                                                                                    1996             1995
                                                                                   (000)            (000)
----------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                                       $  47,197        $  42,840
   Realized Net Gain                                                               3,773            2,683
   Change in Unrealized Appreciation (Depreciation)                                  705           92,901
                                                                            ------------------------------
      Net Increase in Net Assets Resulting from Operations                        51,675          138,424
                                                                            ------------------------------
DISTRIBUTIONS
   Net Investment Income                                                         (47,197)         (42,840)
   Realized Capital Gain                                                          (5,071)              --
                                                                            ------------------------------
      Total Distributions                                                        (52,268)         (42,840)
                                                                            ------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                                        212,722          192,402
   Issued in Lieu of Cash Distributions                                           38,644           31,309
   Redeemed                                                                     (150,791)        (154,905)
                                                                            ------------------------------
      Net Increase from Capital Share Transactions                               100,575           68,806
----------------------------------------------------------------------------------------------------------
   Total Increase                                                                 99,982          164,390
----------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                                             859,317          694,927
                                                                            ------------------------------
   End of Year                                                                  $959,299         $859,317
==========================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                                         19,759           18,283
   Issued in Lieu of Cash Distributions                                            3,577            2,958
   Redeemed                                                                      (14,047)         (14,879)
                                                                            ------------------------------
      Net Increase in Shares Outstanding                                           9,289            6,362
==========================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year.

---------------------------------------------------------------------------------------------------------------------------
                                                                              NEW YORK INSURED TAX-FREE FUND
                                                                                  YEAR ENDED NOVEMBER 30,
                                                            ---------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                   1996          1995          1994          1993         1992
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $11.01       $  9.70       $10.97         $10.45       $10.04
INVESTMENT OPERATIONS
   Net Investment Income                                       .569          .581         .588           .594         .631
   Net Realized and Unrealized Gain (Loss) on Investments      .045         1.310       (1.258)          .665         .410
      Total from Investment Operations                         .614         1.891        (.670)         1.259        1.041
                                                            ---------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                       (.569)        (.581)       (.588)         (.594)       (.631)
                                                            ---------------------------------------------------------------
   Distributions from Realized Capital Gains                  (.065)            --       (.012)         (.145)          --
                                                            ---------------------------------------------------------------
      Total Distributions                                     (.634)        (.581)       (.600)         (.739)       (.631)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $10.99        $11.01      $  9.70         $10.97       $10.45
===========================================================================================================================

TOTAL RETURN                                                  5.84%        19.90%      - 6.37%         12.42%       10.63%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                          $959          $859         $695           $807         $574
   Ratio of Total Expenses to Average Net Assets              0.20%         0.22%        0.22%          0.19%       0.23%*
   Ratio of Net Investment Income to Average Net Assets       5.28%         5.51%        5.60%          5.47%        6.11%
   Portfolio Turnover Rate                                       5%           10%          20%            10%          28%
---------------------------------------------------------------------------------------------------------------------------

*Insurance expense represents 0.01%.

NOTES TO FINANCIAL STATEMENTS

Vanguard New York Insured Tax-Free Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The Fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of New York.

A. The following significant accounting policies conform with generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and credit ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

    2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. FUTURES CONTRACTS: The Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk and minimizing transaction costs. The Fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The Fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

    Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

    4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

    5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Trustees. At November 30, 1996, the Fund had contributed capital of $87,000 to Vanguard (included in Other Assets), representing 0.4% of Vanguard's capitalization. The Fund's trustees and officers are also directors and officers of Vanguard.

C. The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 1996, custodian fee offset arrangements reduced expenses by $21,000.

D. During the year ended November 30, 1996, the Fund purchased $151,430,000 of investment securities and sold $39,304,000 of investment securities, other than temporary cash investments.

E. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. For federal income tax purposes, the Fund had $3,526,000 of capital gains available for distribution at November 30, 1996.

F. At November 30, 1996, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $59,173,000, consisting of unrealized gains of $59,302,000 on securities that had risen in value since their purchase and $129,000 in unrealized losses on securities that had fallen in value since their purchase.

    At November 30, 1996, the aggregate settlement value of open futures contracts expiring in March 1997 and the related unrealized appreciation were:

         ------------------------------------------------------------------------
                                                            (000)
                                               ----------------------------------
                                                  AGGREGATE
                                  NUMBER OF       SETTLEMENT      UNREALIZED
         FUTURES CONTRACTS      LONG CONTRACTS      VALUE        APPRECIATION
         ------------------------------------------------------------------------
         U.S. Treasury Bond          175           $20,278           $146
         ------------------------------------------------------------------------

    Unrealized appreciation on open futures contracts is required to be treated as realized gain for federal tax purposes. The market value of securities deposited as initial margin for open futures contracts was $5,962,000.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Trustees of
Vanguard New York Insured Tax-Free Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard New York Insured Tax-Free Fund (the "Fund") at November 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and the application of alternative auditing procedures, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

December 31, 1996

  SPECIAL 1996 TAX INFORMATION (UNAUDITED)
  VANGUARD NEW YORK INSURED TAX-FREE FUND

  This information for the fiscal year ended November 30, 1996, is included pursuant to provisions of the Internal Revenue Code.

       The Fund designates $2,380,000 as capital gain dividends (from net long-term capital gains), which will be distributed in December 1996.

       The Fund designates 100% of its income dividends as exempt-interest dividends.

All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

TRUSTEES AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
         and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
         Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer Inc.;
         Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
         Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massa-chusetts Mutual Life Insurance Co.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
         University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
         NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
         Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, Jr., Retired Chairman of Nabisco Brands, Inc.; retired Vice
         Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
         Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President,
         Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
         Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional.

RALPH K. PACKARD, Senior Vice President and
         Chief Financial Officer.

[VANGUARD LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGOnline@aol.com  http://www.vanguard.com

All Vanguard Funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1996 Vanguard Marketing Corporation, Distributor

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Quantitative Portfolios
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS
  Vanguard International Growth Portfolio
  Vanguard/Trustees' Equity-International
    Portfolio

INDEX FUNDS
  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS
Money Market Funds
  Vanguard Money Market Reserves
  Vanguard Admiral Funds

INCOME FUNDS
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)

Q760-11/96